Exhibit 99.1

FOR IMMEDIATE RELEASE

Lam Research Corporation Contact:

Shanye Hudson, Director, Investor Relations, phone: 510/572-4589, e-mail: shanye.hudson@lamresearch.com

Lam Research Corporation Announces Financial Results for the Quarter Ended June 24, 2012

FREMONT, Calif., July 25, 2012—Lam Research Corporation’s (NASDAQ: LRCX) highlights for the June 2012 quarter were:

Lam Research Corporation

Financial Highlights for the Quarter Ended June 24, 2012

(in thousands, except per share data and percentages)

	Combined U.S. GAAP	Combined Non-GAAP	Lam Stand-alone Non-GAAP
Revenue:	$741,814	$741,814	$715,971
Gross Margin:	40.2%	42.1%	41.9%
Operating Margin:	4.4%	13.2%	14.7%
Net Income:	$18,069	$80,873	$88,164
Diluted EPS:	$0.13	$0.60	$0.75

Lam Research Corporation today announced financial results for the quarter ended June 24, 2012. The Company completed the merger with Novellus Systems Inc. (Novellus) on June 4, 2012; results reflect twenty days of contributed financial performance resulting from that purchase, prior period comparable results represent Lam Stand-alone performance without exception. Revenue for the period was $741.8 million, gross margin was $298.2 million, or 40.2%, operating expenses were $265.5 million, and net income was $18.1 million, or $0.13 per diluted share, compared to revenue of $659.0 million, gross margin of $267.1 million, or 40.5%, operating expenses of $209.0 million, and net income of $45.6 million, or $0.38 per diluted share, for the March 2012 quarter. Shipments for the June 2012 quarter were $816 million compared to $713 million during the March 2012 quarter.

In addition to U.S. Generally Accepted Accounting Principles (GAAP) results, this commentary contains non-GAAP financial measures. The Company’s non-GAAP results for both the June 2012 and March 2012 quarters exclude the amortization of convertible note discounts and certain acquisition and integration-related costs. Additionally, the Company’s non-GAAP results for the June 2012 quarter exclude costs associated with rationalization of certain product configurations, amortization related to intangible assets acquired in the Novellus transaction, and acquisition-related inventory fair value impact. The non-GAAP results for the March 2012 quarter exclude certain costs associated with a customer bankruptcy filing. Management uses non-GAAP gross margin, operating income, operating expenses, operating margin, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing the investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s web site at http://investor.lamresearch.com.

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Lam Announces Financial Results for the June 2012 Quarter

Comparative highlights between the June 2012 quarter and March 2012 quarter are as follows:

	June 2012 Quarter	March 2012 Quarter
Lam Stand-alone
Non-GAAP gross margin	$300,253	$269,757
Non-GAAP gross margin as a percentage of revenue	41.9%	40.9%
Non-GAAP operating expenses	$194,678	$196,753
Non-GAAP net income	$88,164	$60,621
Non-GAAP net income per diluted share	$0.75	$0.50

Lam Stand-alone non-GAAP gross margin performance improved in the June 2012 quarter as compared to the March 2012 quarter due to favorable customer and product mix and improved factory and field utilization. Lam Stand-alone non-GAAP operating expenses decreased in the June 2012 quarter as compared to the March 2012 quarter due to reductions in employee-related benefit costs.

The geographic distribution of shipments and revenue during the June 2012 quarter is shown in the following table:

	Shipments		Revenue
Region	Combined	Lam Stand-alone	Combined	Lam Stand-alone
North America	15%	14%	13%	12%
Europe	6%	6%	7%	7%
Japan	7%	8%	7%	7%
Korea	31%	32%	38%	39%
Taiwan	29%	28%	24%	25%
Asia Pacific	12%	12%	11%	10%

Cash and cash equivalents, short-term investments and restricted cash and investments balances increased to $3.0 billion at the end of the June 2012 quarter, compared to $2.6 billion at the end of the March 2012 quarter. This increase included the impact of $1.1 billion acquired in connection with the Novellus transaction, primarily offset by stock repurchases. Cash flows from operating activities were approximately $96.7 million during the June 2012 quarter. Deferred revenue and deferred profit balances at the end of the June 2012 quarter increased to $335.4 million and $164.8 million, respectively. Deferred revenue and deferred profit balances included $87.1 million and $21.1 million from Novellus related operations, respectively. Lam’s deferred revenue balance does not include shipments to Japanese customers, to whom title does not transfer until customer acceptance. Shipments to Japanese customers are classified as inventory at cost until the time of acceptance. The anticipated future revenue from shipments to Japanese customers was approximately $23.4 million as of June 24, 2012.

“Lam delivered solid financial performance in the June quarter, with sequential growth across our core product and service businesses,” said Martin Anstice, Lam’s president and chief executive officer. “The quarter also marked the closing of our acquisition of Novellus Systems, and integration is already underway. As we’ve shared over the past couple of quarters, this combination offers the potential for accelerated growth and we remain focused on aggressively executing our plans to achieve that potential.”

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Lam Announces Financial Results for the June 2012 Quarter

Caution Regarding Forward-Looking Statements

Statements made in this press release that are not statements of historical fact are forward-looking statements and are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate, but are not limited, to the anticipated revenue from shipments to Japanese customers, the potential for accelerated growth arising from the acquisition of Novellus and the Company’s future plans for its business. Some factors that may affect these forward-looking statements include: business conditions in the consumer electronics industry, the semiconductor industry and the overall economy; the strength of the financial performance of our existing and prospective customers; the introduction of new and innovative technologies; the occurrence and pace of technology transitions and conversions; the actions of our competitors, consumers, semiconductor companies and key suppliers and subcontractors; and the success of research and development and sales and marketing programs. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed by us with the Securities and Exchange Commission, including specifically our report on Form 10-K for the year ended June 26, 2011 and the reports on Form 10-Q for the three months ended September 25, 2011, December 25, 2011, and March 25, 2012. These uncertainties and changes could cause actual results to vary from expectations. The Company undertakes no obligation to update the information or statements made in this press release.

Lam Research Corp. is a major supplier of innovative wafer fabrication equipment and services to the worldwide semiconductor industry. For more than 30 years, the Company has driven continuous improvements in chip performance, power consumption, and cost, contributing to the global proliferation of smartphones, computers, tablets, and other electronic products. Lam Research has been the leading supplier of high-throughput plasma etch equipment for more than a decade and expanded its product offerings in 2008 to include single-wafer clean systems. The Company added thin-film deposition and wafer surface preparation technologies to its product portfolio in 2012 with the acquisition of Novellus Systems, Inc. Headquartered in Fremont, Calif., Lam Research maintains a global network of service facilities throughout North America, Asia, and Europe to rapidly meet the needs of its global customer base. It is an S&P 500® company and NASDAQ-100® company whose common stock trades on the NASDAQ Global Select MarketSM under the symbol LRCX. For more information, please visit http://www.lamresearch.com.

Consolidated Financial Tables Follow

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Lam Announces Financial Results for the June 2012 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data and percentages)

	Three Months Ended			Twelve Months Ended
	June 24, 2012	March 25, 2012	June 26, 2011	June 24, 2012	June 26, 2011
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
Total revenue	$741,814	$658,961	$752,018	$2,665,192	$3,237,693

Cost of goods sold	443,601	391,814	413,564	1,581,982	1,740,461
Cost of goods sold—restructuring and impairments	—	—	—	(859)	—

Total costs of goods sold	443,601	391,814	413,564	1,581,123	1,740,461

Gross margin	298,213	267,147	338,454	1,084,069	1,497,232
Gross margin as a percent of revenue	40.2%	40.5%	45.0%	40.7%	46.2%
Research and development	124,528	113,448	99,583	444,559	373,293
Selling, general and administrative	141,015	95,581	79,938	400,052	308,075
Restructuring and impairments	—	—	16,742	1,725	11,579

Total operating expenses	265,543	209,029	196,263	846,336	692,947

Operating income	32,670	58,118	142,191	237,733	804,285
Operating margin as a percent of revenue	4.4%	8.8%	18.9%	8.9%	24.8%
Other income (expense), net	(9,889)	(3,568)	(5,131)	(33,315)	(3,409)

Income before income taxes	22,781	54,550	137,060	204,418	800,876
Income tax expense	4,712	8,946	11,132	35,695	77,128

Net income	$18,069	$45,604	$125,928	$168,723	$723,748

Net income per share:
Basic net income per share	$0.13	$0.38	$1.02	$1.36	$5.86

Diluted net income per share	$0.13	$0.38	$1.01	$1.35	$5.79

Number of shares used in per share calculations:
Basic	133,997	119,841	123,863	124,176	123,529

Diluted	135,842	120,956	125,086	125,233	125,019

(1)	Derived from audited financial statements

Lam Announces Financial Results for the June 2012 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 24, 2012	March 25, 2012	June 26, 2011
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$1,564,752	$1,410,267	$1,492,132
Short-term investments	1,297,931	993,696	630,115
Accounts receivable, net	765,818	471,776	590,568
Inventories	632,853	376,126	396,607
Deferred income taxes	47,782	78,719	78,435
Other current assets	105,973	93,325	85,408

Total current assets	4,415,109	3,423,909	3,273,265
Property and equipment, net	584,596	279,955	270,458
Restricted cash and investments	166,335	165,220	165,256
Deferred income taxes	—	—	3,892
Goodwill and intangible assets	2,686,730	203,276	216,616
Other assets	151,882	120,903	124,380

Total assets	$8,004,652	$4,193,263	$4,053,867

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities	$1,426,928	$651,655	$680,759

Long-term debt and capital leases	$761,783	$755,427	$738,488
Income taxes payable	274,240	115,570	113,582
Other long-term liabilities	219,577	61,469	51,193

Total liabilities	$2,682,528	$1,584,121	$1,584,022

Senior convertible notes	190,343	—	—
Stockholders’ equity	5,131,781	2,609,142	2,469,845

Total liabilities and stockholders’ equity	$8,004,652	$4,193,263	$4,053,867

(1)	Derived from audited financial statements

Lam Announces Financial Results for the June 2012 Quarter

LAM RESEARCH CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended			Twelve Months Ended
	June 24, 2012	March 25, 2012	June 26, 2011	June 24, 2012	June 26, 2011
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(1)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$18,069	$45,604	$125,928	$168,723	$723,748
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	34,576	22,517	19,972	100,825	74,759
Deferred income taxes	39,356	3,723	(6,166)	42,446	(10,721)
Restructuring charges, net	—	—	16,742	866	11,579
Equity-based compensation expense	29,174	16,417	14,788	81,559	53,012
Income tax benefit on equity-based compensation plans	1,429	(1,048)	9,283	1,510	28,775
Excess tax benefit on equity-based compensation plans	(394)	(137)	(8,184)	(2,686)	(23,290)
Impairment of investment	—	—	—	1,724	—
Amortization of convertible note discount	7,014	6,750	3,554	27,028	3,554
Other, net	7,206	1,165	477	10,877	(2,341)
Changes in operating asset and liabilities:	(39,715)	51,406	21,714	66,156	21,953

Net cash provided by operating activities	96,715	146,397	198,108	499,028	881,028

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(36,880)	(27,978)	(34,571)	(107,272)	(127,495)
Cash acquired in business acquisition	418,681	—	—	418,681	—
Purchase of other investments	—	—	—	—	(417)
Net sales/maturities (purchases) of available-for-sale securities	329,689	(282,225)	(316,789)	(41,989)	(353,523)
Purchase of equity method investment	—	—	—	(10,740)	—
Receipt of loan payments	—	—	—	8,375	—
Proceeds from sale of assets	—	—	—	2,677	1,544
Transfer of restricted cash and investments	(29)	3	(8)	(6)	(22)

Net cash provided by (used for) investing activities	711,461	(310,200)	(351,368)	269,726	(479,913)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt and capital lease obligations	(1,101)	(1,024)	(81)	(5,265)	(4,530)
Net proceeds from issuance of long-term debt	—	—	882,831	—	882,831
Proceeds from sale of warrants	—	—	133,830	—	133,830
Purchase of convertible note hedge	—	—	(181,125)	—	(181,125)
Excess tax benefit on equity-based compensation plans	394	137	8,184	2,686	23,290
Treasury stock purchases	(661,059)	(18,909)	(53,753)	(772,663)	(211,316)
Net cash received in settlement of (paid in advance for) stock repurchase contracts	—	79,189	(99,589)	55,194	(149,589)
Reissuances of treasury stock	8,765	7,902	7,518	25,525	21,194
Proceeds from issuance of common stock	—	301	2,179	1,776	12,401

Net cash provided by (used for) financing activities	(653,001)	67,596	699,994	(692,747)	526,986

Effect of exchange rate changes on cash	(690)	(454)	2,688	(3,387)	18,264
Net increase (decrease) in cash and cash equivalents	154,485	(96,661)	549,422	72,620	946,365
Cash and cash equivalents at beginning of period	1,410,267	1,506,928	942,710	1,492,132	545,767

Cash and cash equivalents at end of period	$1,564,752	$1,410,267	$1,492,132	$1,564,752	$1,492,132

(1)	Derived from audited financial statements

Lam Announces Financial Results for the June 2012 Quarter

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income

(in thousands, except per share data)

(unaudited)

	Three Months Ended	Three Months Ended
	June 24, 2012	March 25, 2012
U.S. GAAP net income	$18,069	$45,604
Pre-tax non-GAAP items:
Costs associated with rationalization of certain product configurations—cost of goods sold	4,045	—
Amortization related to intangible assets acquired in Novellus transaction—cost of goods sold	4,540	—
Acquisition-related inventory fair value impact—cost of goods sold	5,864	—
Costs associated with customer bankruptcy filing—cost of goods sold	—	2,610
Acquisition-related costs—operating expenses	37,374	3,195
Integration costs—operating expenses	7,293	8,441
Amortization related to intangible assets acquired in Novellus transaction—operating expenses	4,256	—
Costs associated with rationalization of certain product configurations—operating expenses	1,850	—
Bad debt and other expenses associated with customer bankruptcy filing—operating expenses	—	640
Amortization of convertible note discount, Lam notes—other income (expense), net	6,830	6,750
Amortization of convertible note discount, Novellus assumed notes—other income (expense), net	184	—
Acquisition-related costs—other income (expense), net	2,300	—
Net tax benefit on non-GAAP items	(11,732)	(6,619)

Non-GAAP net income	$80,873	$60,621

Non-GAAP net income per diluted share	$0.60	$0.50

Number of shares used for diluted per share calculation	135,842	120,956

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income

(in thousands, except percentages)

(unaudited)

	Three Months Ended	Three Months Ended
	June 24, 2012	March 25, 2012
U.S. GAAP gross margin	$298,213	$267,147
Pre-tax non-GAAP items:
Costs associated with rationalization of certain product configurations—cost of goods sold	4,045	—
Amortization related to intangible assets acquired in Novellus transaction—cost of goods sold	4,540	—
Acquisition-related inventory fair value impact—cost of goods sold	5,864	—
Costs associated with customer bankruptcy filing—cost of goods sold	—	2,610

Non-GAAP gross margin	$312,662	$269,757

U.S. GAAP gross margin as a percentage of revenue	40.2%	40.5%
Non-GAAP gross margin as a percentage of revenue	42.1%	40.9%
U.S. GAAP operating expenses	$265,543	$209,029
Pre-tax non-GAAP items:
Acquisition-related costs—operating expenses	(37,374)	(3,195)
Integration costs—operating expenses	(7,293)	(8,441)
Amortization related to intangible assets acquired in Novellus transaction—operating expenses	(4,256)	—
Costs associated with rationalization of certain product configurations—operating expenses	(1,850)	—
Bad debt and other expenses associated with customer bankruptcy filing—operating expenses	—	(640)

Non-GAAP operating expenses	$214,770	$196,753

Non-GAAP operating income	$97,892	$73,004

Non-GAAP operating margin as a percent of revenue	13.2%	11.1%

Lam Announces Financial Results for the June 2012 Quarter

Reconciliation of U.S. GAAP Other Income (Expense), Net to Non-GAAP Other Income (Expense), Net

(in thousands)

(unaudited)

	Three Months Ended
	June 24, 2012	March 25, 2012
U.S. GAAP other income (expense), net	$(9,889)	$(3,568)
Pre-tax non-GAAP items:
Amortization of convertible note discount, Lam notes	6,830	6,750
Amortization of convertible note discount, Novellus assumed notes	184	—
Acquisition-related costs	2,300	—

Non-GAAP other income (expense), net	$(575)	$3,182

Reconciliation of Combined Non-GAAP Statement of Operations to Lam Stand-alone Non-GAAP Statement of Operations

Three Months Ended June 24, 2012

(in thousands, except per share data and percentages)

(unaudited)

	Combined Non-GAAP	Less: Non-GAAP Results Attributable to Novellus	Lam Stand-alone Non-GAAP
Revenue	$741,814	$25,843	$715,971
Cost of goods sold	429,152	13,434	415,718

Gross margin	312,662	12,409	300,253
Gross margin as a percent of revenue	42.1%		41.9%
Total operating expenses	214,770	20,092	194,678

Operating income (loss)	97,892	(7,683)	105,575
Operating margin as a percent of revenue	13.2%		14.7%
Other income (expense), net	(575)	(572)	(3)

Income (loss) before income taxes	97,317	(8,255)	105,572
Income tax expense (benefit)	16,444	(964)	17,408

Net income (loss)	$80,873	$(7,291)	$88,164

Net income per share:
Basic net income per share	$0.60		$0.76

Diluted net income per share	$0.60		$0.75

Number of shares used in per share calculations:
Basic	133,997	18,167 (1)	115,830

Diluted	135,842	19,027 (2)	116,815

(1)	Excludes shares issued as acquisition consideration and acquired stock compensation award activity subsequent to acquisition
(2)	Excludes dilutive impact of assumed Novellus stock compensation awards and convertible note